UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

pennsylvania

(State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission File Number)	(IRS Employer Identification No.)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code - (717) 747-1519

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value	CVLY	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 8.01.	Other Events.

On February 3, 2022, Codorus Valley Bancorp, Inc. (the “Company”) issued a press release, a copy of which is filed as Exhibit 99.1.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's shareholders in connection with the 2022 annual meeting of shareholders. The Company intends to file a definitive proxy statement and a BLUE proxy card with the Securities and Exchange Commission (the "SEC") in connection with any such solicitation of proxies from the Company's shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company's definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company's directors and executive officers in the Company's securities. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company's website at https://ir.peoplesbanknet.com/ or through the SEC's website at www.sec.gov. Information can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 annual meeting of shareholders. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at https://ir.peoplesbanknet.com/.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release of Codorus Valley Bancorp, Inc., dated February 3, 2022.

	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date: February 3, 2022	By:	/s/ Larry D. Pickett
Larry D. Pickett, CPA
Treasurer
(Principal Financial and Accounting Officer)

Exhibit 99.1

FOR IMMEDIATE RELEASE

February 3, 2022

Codorus Valley Bancorp Confirms Receipt of Driver Management's Notice of Intent to Nominate Directors at the Annual Meeting

YORK, Pa., Feb. 3, 2022 – Codorus Valley Bancorp, Inc. (“Codorus Valley” or the “Corporation”) (NASDAQ: CVLY), parent company of PeoplesBank, A Codorus Valley Company (“PeoplesBank”), today confirmed receipt of notice from Driver Management Company LLC and its affiliates (collectively, “Driver Management”) of its intent to nominate three individuals to stand for election to Codorus Valley’s Board of Directors (the “Board”) at the Corporation’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”).

The Board will review Driver Management’s proposed nominees and present its recommendations in the Corporation’s definitive proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to all shareholders eligible to vote at the 2022 Annual Meeting. Codorus Valley shareholders are not required to take any action at this time.

ABOUT CODORUS VALLEY BANCORP, INC.

Codorus Valley Bancorp, Inc. is the largest independent financial services holding company headquartered in York, Pennsylvania. Codorus Valley primarily operates through its financial services subsidiary, PeoplesBank, A Codorus Valley Company. PeoplesBank offers a full range of consumer, business, wealth management, and mortgage services at financial centers located in communities throughout South Central Pennsylvania and Central Maryland. Additional information can be found on PeoplesBank's website at www.peoplesbanknet.com. Codorus Valley Bancorp, Inc.'s Common Stock is listed on the NASDAQ Global Market under the symbol CVLY.

IMPORTANT ADDITIONAL INFORMATION

The Corporation, its directors and certain of its executive officers are participants in the solicitation of proxies from the Corporation's shareholders in connection with the 2022 Annual Meeting. The Corporation intends to file a definitive proxy statement and a BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Corporation's shareholders. SHAREHOLDERS OF THE CORPORATION ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Corporation's definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Corporation's directors and executive officers in the Corporation's securities. Information regarding subsequent changes to their holdings of the Corporation's securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Corporation's website at https://ir.peoplesbanknet.com/ or through the SEC's website at www.sec.gov. Information can also be found in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Corporation with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Corporation's website at https://ir.peoplesbanknet.com/.

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